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                                                                 EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To American Technologies Group, Inc.:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-333-49605 and 2-333-31157.




                                                      /s/ Arthur Andersen LLP
                                                      ------------------------
                                                      ARTHUR ANDERSEN LLP


Los Angeles, California
November 15, 1999